EXHIBIT 99.1
General Growth Properties, Inc.
Supplemental Financial Information
For the Three and Six Months Ended June 30, 2006
This presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements for a number of reasons, including, but not limited to, the retail market, tenant occupancy and tenant bankruptcies, the level of our indebtedness and interest rates, market conditions and land sales in our Master Planned Communities segment and our ability to manage our growth. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent report on Form 10-K, which further identifies the important risk factors which could cause actual results to differ materially from the forward-looking statements in supplemental financial information. The Company disclaims any obligation to update any forward-looking statements.

Supplemental Financial/Operational Data
June 30, 2006
Table of Contents
All information included in this supplemental package is unaudited, unless otherwise indicated.

Corporate Overview	1 - 3
Corporate Profile	1
Corporate Overview	1
Stock Listing	1
Calendar of Events	1
Current Dividend	1
Investor Relations	1
Transfer Agent	1
Debt Ratings	1
Ownership Structure as of June 30, 2006	2
Total Market Capitalization	2
Research Coverage	3

Second Quarter 2006 Earnings Announcement	4-14

Supplemental Financial Data*	15-31
Summary Retained FFO	15
Trailing Twelve Month EBITDA and Coverage Ratios	16
Computation of Comparable Retail and Other Property NOI Growth	17
Retail Recovery Summary	18
Master Planned Communities	19
Capital Information	20
Changes in Total Common & Equivalent Shares	21
Common Dividend History	22
Debt Maturity and Current Average Interest Rate Summary	23
Summary of Outstanding Debt	24-31

Supplemental Operational Data	32-35
Operating Statistics & Certain Financial Information	32
Retail Portfolio GLA, Occupancy, Sales & Rent Data	33
Real Estate Net Operating Income by Geographic Area at Share	34
Lease Expiration Schedule and Lease Termination Income at Share	35

New Developments, Expansions & Re-Developments	36-37
Projects over $10 million	36-37

*	The supplemental financial information should be read in conjunction with the company’s second quarter 2006 earnings announcement (included as pages 4-14 of this supplemental report) as certain disclosures and reconciliations in such announcement have not been included in the supplemental financial information.

Corporate Overview

Corporate Profile
General Growth Properties (GGP) and its predecessor companies have been in the shopping center business for fifty years. It is the second largest U.S.-based publicly traded Real Estate Investment Trust based upon market capitalization. GGP currently has an ownership interest in or management responsibility for a portfolio of 200 regional shopping malls in 44 states, as well as ownership in master planned community developments and commercial office buildings. GGP’s portfolio totals approximately 200 million square feet and includes over 24,000 retail stores nationwide.
Since going public in 1993, GGP has reported the highest per share funds from operations (FFO) growth in the regional mall sector at 15% on a compounded annualized basis. With a total market capitalization of approximately $37.2 billion, GGP has delivered consistent FFO growth and dividend increases. Average occupancy at June 30, 2006 was 91.2% and sales per square foot were $448. The Bucksbaum family, which founded GGP, is still engaged in the operation of the company’s day-to-day business activities. Senior management owns approximately 24% of the company.
Corporate Overview
The corporate mission of GGP is to create shareholder value and return by acquiring, developing, renovating, and managing primarily retail properties and by generating cash flow from land sales in master planned communities. The company provides investors an opportunity to participate in the ownership of high quality income producing real estate while, at the same time, maintaining liquidity. The company’s primary objective is to provide consistently increasing dividends and capital appreciation for its shareholders.
Stock Listing
Common Stock
NYSE: GGP
Calendar of Events

Quarter End – Third Quarter 2006	September 30, 2006
Earnings Release – After the Market Close	November 6, 2006
Quarterly Conference Call – 8:00 am CST	November 7, 2006
Current Dividend
General Growth Properties, Inc. declared its third dividend for 2006 in the amount of $0.41 per share, payable to common stockholders of record on July 17, 2006, with payment on July 31, 2006. The current dividend represents an increase of 13.9% over the dividend of $0.36 per share paid for the same period last year. The company reviews its dividend policy annually, usually prior to the fourth quarter dividend announcement, which is typically made in early October. The company has, as a result of this review, raised its dividend every year since going public in April of 1993 when the (split-adjusted) initial quarterly dividend was approximately $0.12 per share. These annual increases have allowed GGP to increase its dividend at a compound annual growth rate of 10.0% since going public. GGP dividend increases have averaged 18.5% over the last five years.

Investor Relations	Transfer Agent

Tim Goebel	Mellon Investor Services, LLC
Director, Investor Relations	Shareholder Relations
General Growth Properties	P.O. Box 3315
110 North Wacker Drive	South Hackensack, NJ 07606
Chicago, IL 60606	(888) 395-8037
Phone (312) 960-5199	(201) 329-8660
Fax (312) 960-5475
timothy.goebel@generalgrowth.com
Debt Ratings
Standard & Poors — Corporate Rating	BBB -
Standard & Poors — Senior Debt Rating	BB +
Standard & Poors — TRCLP Bonds Rating	BB +
Moody’s — Senior Debt Rating	Ba2
Moody’s — TRCLP Bonds Rating	Ba1

Please visit the GGP web site for additional information:	www.generalgrowth.com

Ownership Structure as of June 30, 2006

Total Market Capitalization - As Measured by Stock Price (dollars in thousands)			6/30/2006
Total Portfolio Debt (Company consolidated debt plus applicable share from unconsolidated affiliates) (a)			$23,828,646

Perpetual Preferred Units	Issuer’s Earliest Redemption Date
Perpetual Preferred Units at 8.25%	N/A	$5,000
Perpetual Preferred Units at 8.95%	4/23/2007	60,000

		65,000

Convertible Preferred Units
Convertible Preferred Units at 6.50%	N/A	26,637
Convertible Preferred Units at 7.00%	N/A	45,335
Convertible Preferred Units at 8.50%	N/A	64,777

		136,749

Other Preferred Stock		481

Total Preferred Securities			$202,230

Common Stock and Common Operating Partnership Units
Stock market value of 240.0 million shares (b) of common stock and 52.7 million shares of operating partnership common units (which are convertible into an equal number of shares of common stock) — outstanding at end of period			$13,190,045

Total Market Capitalization at end of period			$37,220,921

(a)	Excludes special improvement districts liability of $62.1 million, minority interest adjustment of $67.3 million and purchase accounting mark-to-market adjustments of $128.6 million.

(b)	Net of 1.2 million in Treasury Stock.

Research Coverage
The following list of research coverage and contact information is included for informational purposes only. The company does not review any third party advice or investment or research report and therefore expressly does not adopt or endorse any such advice or report.

A.G. Edwards & Sons, Inc.	David L. AuBuchon	(314) 955-5452
	Mark Hoffmeister	(314) 955-5784

Banc of America Securities	Ross Nussbaum	(212) 847-5668
	Christy McElroy	(212) 847-5658

Bear, Stearns & Co., Inc.	Amy Young	(212) 272-3523
	Ross Smotrich	(212) 272-8046

Citigroup	Jonathan Litt	(212) 816-0231
	Amika Goel	(212) 816-6981

Credit Suisse First Boston	Andrew Rosivach	(61) 2 8205 4362
(Australia)

Deutsche Bank	Louis Taylor	(212) 250-4912
	Christeen Kim	(212) 250-6771

Friedman Billings Ramsey	Paul Morgan	(703) 469-1255
	Ron She	(703) 312-9683

Goldman, Sachs & Co.	Dennis Maloney	(212) 902-1970
	Christina Fok	(212) 902-0862

Green Street Advisors	Greg Andrews	(949) 640-8780
	Ben Yang	(949) 640-8780

J.P. Morgan Securities Inc.	Michael Mueller	(212) 622-6689
	Joshua Bederman	(212) 622-6530

Lehman Brothers	David B. Harris	(212) 526-1790
	David Toti	(212) 526-2002

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Morgan Stanley Dean Witter	Matt Ostrower	(212) 761-6284
	Mickey Chiang	(212) 761-6385

RBC Capital Markets	Richard C. Moore	(216) 378-7625

UBS	Scott Crowe	(212) 713-1419
	Jeff Spector	(212) 713-6144

Wachovia Capital Markets, LLC	Jeff Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

Second Quarter Earnings Announcement
August 7, 2006

News Release	General Growth Properties, Inc.
110 North Wacker Drive
Chicago, IL 60606
(312) 960-5000
FAX (312) 960-5475

FOR IMMEDIATE RELEASE	CONTACT:	John Bucksbaum
312/960-5005

Bernie Freibaum 312/960-5252
General Growth Properties, Inc. Releases Operating Results for the
Second Quarter 2006
Chicago, Illinois, August 7, 2006 — General Growth Properties, Inc. (NYSE: GGP) reported today second quarter 2006 results. Earnings per share – diluted (EPS) were a loss of $.11 for the second quarter of 2006, as compared to $.01 of earnings in the second quarter of 2005. Fully diluted Funds From Operations per share (FFO) were $.62 for the second quarter of 2006, as compared to $.71 reported in the equivalent period of 2005.
“While uneven timing of land sales and continued increases in short term interest rates caused a year over year drop in earnings and funds from operations, our core operating property performance was very strong,” stated John Bucksbaum, Chief Executive Officer of General Growth. “We purchased The Rouse Company primarily to create a more desirable national platform of retail properties that would generate superior long term growth. The substantial comparable net operating income increase we produced in the first half of the year is clear evidence that we achieved our most important objective.”
FINANCIAL AND OPERATIONAL HIGHLIGHTS
▪	EPS in the second quarter of 2006 were a loss of $.11 per share versus income of $.01 in the comparable period of 2005. Interest expense (consolidated) in 2006 was $278.6 million or $1.15 per share versus $244.5 million or $1.02 per share in 2005.

▪	FFO decreased to $.62 in the second quarter of 2006 from the $.71 reported in the second quarter of 2005. Total Funds From Operations for the quarter declined 12.2% to $182.0 million, from $207.2 million in the second quarter of 2005. In addition to the impact of consolidated interest expense detailed directly above, our share of interest expense for the unconsolidated properties was $45.9 million in the second quarter of 2006 as compared to $35.3 million for the equivalent period in 2005.

▪	FFO Guidance for 2006 is currently estimated to be in the range of $3.15 to $3.25 per share, which is approximately 3% to 6% higher than actual 2005 FFO of $3.06 per share.
SEGMENT RESULTS
General Growth Properties, Inc. (the “Company”) presents its operations in two business segments, Retail and Other and Master Planned Communities. As certain properties were sold, we have reflected the NOI of net discontinued operations in other income and we have additionally made certain other reclassifications to conform the 2005 results to the 2006 presentation.
Retail and Other Segment
▪	Real estate property net operating income (NOI) for the second quarter of 2006 increased to $541.9 million, 6.3% above the $509.7 million reported in the second quarter of 2005.

▪	Revenues from consolidated properties were $647.7 million for the second quarter of 2006, an increase of 3.9% compared to $623.3 million for the same period in 2005. Revenues from unconsolidated properties, at the Company’s ownership share, for the quarter increased 9.0% to $171.4 million, compared to $157.3 million in the second quarter of 2005.

▪	Comparable NOI from consolidated properties in the second quarter of 2006 increased by 8.3% compared to the same period last year. Comparable NOI from unconsolidated properties at the Company’s ownership share for the quarter increased by approximately 9.3% compared to the second quarter of 2005.

▪	Total tenant sales and comparable tenant sales, both on a trailing 12 month basis at June 30, 2006, increased 6.0% and 2.7%, respectively, compared to the same period last year.

▪	Retail Center occupancy was 91.2% at June 30, 2006 as compared to 90.7% at June 30, 2005.

▪	Sales per square foot for second quarter 2006 (on a trailing 12 month basis) were $448 versus $421 in the second quarter of 2005.

▪	Average rent

For consolidated properties, average rent per square foot for new/renewal leases signed during the second quarter was $35.43 versus $36.75 for 2005. For unconsolidated properties, average rent per square foot for new/renewal leases signed in the second quarter of 2006 was $39.10 versus $39.32 for 2005. Average rent for consolidated properties leases expiring in 2006 was $29.64 versus $29.63 in 2005. For unconsolidated properties, average rent for leases expiring in 2006 was $36.64 compared to $32.31 in 2005.
Master Planned Communities Segment
▪	NOI for the second quarter of 2006 for the properties in the Master Planned Communities segment was $7.9 million for consolidated properties and $4.7 million for unconsolidated properties as compared to $20.0 million and $9.7 million, respectively, in 2005.

▪	Land sale revenues for the second quarter of 2006 were approximately $33.0 million for consolidated properties and approximately $20.3 million for unconsolidated properties, compared to $114.2 million and $28.7 million, respectively, in 2005. Although land sale revenues and the sales pace declined in the second quarter of 2006 as compared to 2005, year-to-date 2006 land sale revenues are comparable to the prior year and we expect full year land sale revenues to exceed the 2005 level based on anticipated sales and executed, but not yet closed, contracts.
CONFERENCE CALL/WEBCAST
General Growth Properties, Inc. will host a live Webcast of its conference call regarding this announcement on our website, www.generalgrowth.com. This Webcast will take place on Tuesday, August 8, 2006, at 9:00 a.m. Eastern Time (8:00 a.m. CT, 6:00 a.m. PT). The Webcast can be accessed by selecting the conference call icon on the GGP home page.
The Company is the second largest U.S.-based publicly traded Real Estate Investment Trust (REIT) based upon market capitalization. The Company currently has ownership interest in, or management responsibility for, a portfolio of over 200 regional shopping malls in 44 states, as well as ownership in master planned community developments and commercial office buildings. The Company’s portfolio totals approximately 200 million square feet and includes over 24,000 retail stores nationwide. The Company is listed on the New York Stock Exchange under the symbol GGP. For more information, please visit the Company website at http://www.generalgrowth.com.
NON-GAAP SUPPLEMENTAL FINANCIAL MEASURES AND DEFINITIONS
FUNDS FROM OPERATIONS (FFO)
The Company, consistent with real estate industry and investment community preferences, uses FFO as a supplemental measure of operating performance for a REIT. The National Association of Real Estate Investment Trusts (NAREIT) defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
The Company considers FFO a supplemental measure for equity REITs and a complement to GAAP measures because it facilitates an understanding of the operating performance of the Company’s properties. FFO does not give effect to real estate depreciation and amortization since these amounts are computed to allocate the cost of a property over its useful life. Since values for well-maintained real estate assets have historically increased or decreased based upon prevailing market conditions, the Company believes that FFO provides investors with a clearer view of the Company’s operating performance.
In order to provide a better understanding of the relationship between FFO and GAAP net income, a reconciliation of FFO to GAAP net income has been provided. FFO does not represent cash flows from operating activities in accordance with GAAP, should not be considered as an alternative to GAAP net income and is not necessarily indicative of cash available to fund cash needs. In addition, the Company has presented FFO on a consolidated and unconsolidated basis (at the Company’s ownership share) as the Company believes that given the significance of the Company’s operations that are owned through investments accounted for on the equity method of accounting, the detail of the operations of the Company’s unconsolidated properties provides important insights into the income and FFO produced by such investments for the Company as a whole.
REAL ESTATE PROPERTY NET OPERATING INCOME (NOI) AND COMPARABLE NOI
The Company believes that Real Estate Property Net Operating Income (NOI) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, land sales, tenant recoveries and other income) less property and related expenses (real estate taxes, land sales operating costs, repairs and maintenance, marketing and other property expenses). As with FFO described above, NOI has been reflected on a consolidated and unconsolidated basis (at the Company’s ownership share). Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, gains and losses from property dispositions, minority interest in consolidated joint ventures, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact on operations from trends in occupancy rates, rental rates, land values and operating costs. This measure thereby provides an operating perspective not immediately apparent from GAAP operating or net income. The Company uses NOI to evaluate its operating performance on a property-by-property basis because NOI allows the Company to evaluate the impact that factors such as lease structure, lease rates and tenant base, which vary by property, have on the Company’s operating results, gross margins and investment returns.
In addition, management believes that NOI provides useful information to the investment community about the Company’s operating performance. However, due to the exclusions noted above, NOI should only be used as an alternative measure of the Company’s financial performance. For reference and as an aid in understanding management’s computation of NOI, a reconciliation of NOI to consolidated operating income as computed in accordance with GAAP has been presented.
Comparable NOI excludes from both years the NOI of properties with significant physical or merchandising changes and those properties acquired or opened during the relevant comparative accounting periods.
PROPERTY INFORMATION
The Company has presented information on its consolidated and unconsolidated properties separately in the accompanying financial schedules. As a significant portion of the Company’s total operations are structured as joint venture arrangements which are unconsolidated, management of the Company believes that operating data with respect to all properties owned provides important insights into the income produced by such investments for the Company as a whole. In addition, the individual items of revenue and expense for the unconsolidated properties have been presented at the Company’s ownership share of such unconsolidated ventures. As the management operating philosophies and strategies are the same regardless of ownership structure, an aggregate presentation of NOI and other operating statistics yields a more accurate representation of the relative size and significance of the elements of the Company’s overall operations.
FORWARD LOOKING STATEMENTS
This press release contains forward-looking statements, including our FFO guidance. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons, including, but not limited to, the retail market, tenant occupancy and tenant bankruptcies, the level of the Company’s indebtedness and interest rates and the Company’s ability to successfully manage its growth. Readers are referred to the documents filed by General Growth Properties, Inc. with the SEC, specifically the most recent report on Form 10-K, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in this release. The Company disclaims any obligation to update any forward-looking statements.
###

GENERAL GROWTH PROPERTIES, INC.
OVERVIEW
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Funds From Operations (“FFO”) *
Company stockholders	$149,477	$169,368	$335,956	$339,811
Operating Partnership unitholders	32,528	37,858	73,318	77,273

Operating Partnership	$182,005	$207,226	$409,274	$417,084

FFO per share:
Company stockholders — basic	$0.62	$0.71	$1.39	$1.43
Operating Partnership — basic	0.62	0.71	1.39	1.43
Operating Partnership — diluted	0.62	0.71	1.39	1.43
Increase (decrease) in diluted FFO over comparable prior year period	(12.7)%	16.4%	(2.8)%	18.2%

Dividends
Dividends paid per share	$0.41	$0.36	$0.82	$0.72
Payout ratio (% of diluted FFO paid out)	66.1%	50.7%	59.0%	50.3%

Portfolio Results *
Real estate property net operating income:
Retail and Other:
Consolidated	$435,200	$413,221	$887,257	$829,087
Unconsolidated	106,661	96,486	215,945	194,759
Master Planned Communities:
Consolidated	7,933	19,976	46,556	27,416
Unconsolidated	4,719	9,725	10,849	12,633

Real estate property net operating income	554,513	539,408	1,160,607	1,063,895
Net property management fees and costs	4,653	502	9,522	(1,643)
Headquarters/regional costs, general and administrative and depreciation on non-income producing assets	(31,817)	(27,713)	(61,527)	(48,276)
Net interest expense	(277,142)	(241,126)	(552,714)	(485,360)
Provision for income taxes	(14,490)	(15,359)	(40,894)	(14,093)
Equity in other FFO of Unconsolidated Properties	(51,094)	(42,030)	(100,253)	(82,538)
Preferred unit distributions	(4,315)	(6,711)	(8,630)	(15,244)
FFO from minority interest	1,697	255	3,163	343

FFO — Operating Partnership	$182,005	$207,226	$409,274	$417,084

*   Certain amounts within categories of real estate property net operating income and other items included in or excluded from FFO for prior periods in 2005 have been reclassified to conform to the current period presentation.

Weighted average number of Company shares outstanding:
Basic	241,330	237,854	240,978	236,838
Diluted	241,330	238,922	240,978	237,703
Assuming full conversion of Operating Partnership units:
Basic	294,016	291,550	293,755	291,235
Diluted	294,799	292,618	294,611	292,100

	June 30,	December 31,
Selected Balance Sheet Information (Unaudited)	2006	2005
Cash and cash equivalents	$75,403	$102,791
Investment in real estate:
Net land, buildings and equipment	19,559,134	19,461,255
Developments in progress	518,188	366,262
Investment in and loans to/from Unconsolidated Real Estate Affiliates	1,688,312	1,818,097
Investment land and land held for development and sale	1,683,569	1,651,063

Net investment in real estate	$23,449,203	$23,296,677

Total assets	$25,299,328	$25,307,019

Mortgage and other property debt payable	$20,695,136	$20,418,875
Minority interest — Preferred	202,230	205,944
Minority interest — Common	385,514	430,292
Stockholders’ equity	1,764,382	1,932,918

Total capitalization (at cost)	$23,047,262	$22,988,029

	Consolidated Properties			Unconsolidated Properties (a)
			Average		Average
	Outstanding		Interest	Outstanding	Interest
Summarized Debt Information	Balance		Rate (d)	Balance	Rate (d)
Fixed rate (c)	$15,518,636		5.54%	$2,847,571	5.41%
Variable rate (c)	4,918,487		6.53	543,952	6.84

Totals	$20,437,123	(b)	5.78%	$3,391,523	5.64%

(a)	Reflects the Company’s share of debt relating to the properties owned by the Unconsolidated Real Estate Affiliates.

(b)	Excludes special improvement districts liability of $62.1 million, minority interest adjustment of $67.3 million and purchase accounting mark-to-market adjustment of $128.6 million.

(c)	Includes the effects of swaps.

(d)	Excludes the effect of deferred finance costs.

GENERAL GROWTH PROPERTIES, INC.
CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Revenues:
Minimum rents	$425,052	$404,663	$862,784	$810,497
Tenant recoveries	190,733	183,045	376,176	368,102
Overage rents	8,603	9,706	22,829	23,312
Land sales	33,035	114,157	170,255	175,407
Management and other fees	24,650	22,780	53,362	41,135
Other	27,736	23,879	53,022	46,234

Total revenues	709,809	758,230	1,538,428	1,464,687

Expenses:
Real estate taxes	54,551	52,424	109,515	105,614
Repairs and maintenance	48,762	45,813	95,817	94,249
Marketing	11,639	14,399	23,669	28,350
Other property operating costs	90,412	93,319	176,860	186,242
Land sales operations	25,102	94,181	123,699	147,991
Provision for doubtful accounts	7,106	4,165	13,319	8,361
Property management and other costs	45,285	42,956	91,945	77,892
General and administrative	3,132	3,635	6,691	6,446
Depreciation and amortization	178,372	171,902	343,718	333,626

Total expenses	464,361	522,794	985,233	988,771

Operating income	245,448	235,436	553,195	475,916

Interest income	1,469	3,403	4,690	4,443
Interest expense	(278,611)	(244,529)	(557,404)	(489,803)

Income (loss) before income taxes and minority interest and from unconsolidated affiliates	(31,694)	(5,690)	481	(9,444)
Provision for income taxes	(14,490)	(15,359)	(40,894)	(14,093)
Minority interest	(638)	(7,714)	(11,862)	(20,378)
Equity in income of unconsolidated affiliates	21,009	29,647	49,476	56,336

Income (loss) from continuing operations	(25,813)	884	(2,799)	12,421
Income from discontinued operations, net of minority interest	—	1,768	—	3,296

Net income (loss) available to common stockholders	$(25,813)	$2,652	$(2,799)	$15,717

Basic Earnings Per Share:
Continuing operations	$(0.11)	$—	$(0.01)	$0.05
Discontinued operations	—	0.01	—	0.02

Total basic earnings (loss) per share	$(0.11)	$0.01	$(0.01)	$0.07

Diluted Earnings Per Share:
Continuing operations	$(0.11)	$—	$(0.01)	$0.05
Discontinued operations	—	0.01	—	0.02

Total diluted earnings (loss) per share	$(0.11)	$0.01	$(0.01)	$0.07

GENERAL GROWTH PROPERTIES, INC.
PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS (“FFO”)
(In thousands)

	Three Months Ended June 30, 2006
	Consolidated	Unconsolidated		Segment
	Properties	Properties		Basis
Retail and Other
Property revenues:
Minimum rents	$425,052	$103,851		$528,903
Tenant recoveries	190,733	45,886		236,619
Overage rents	8,603	1,387		9,990
Other, including minority interest	23,282	20,312		43,594

Total property revenues	647,670	171,436		819,106

Property operating expenses:
Real estate taxes	54,551	14,643		69,194
Repairs and maintenance	48,762	11,536		60,298
Marketing	11,639	2,958		14,597
Other property operating costs	90,412	34,821		125,233
Provision for doubtful accounts	7,106	817		7,923

Total property operating expenses	212,470	64,775		277,245

Retail and other net operating income	435,200	106,661		541,861

Master Planned Communities
Land sales	33,035	20,250		53,285
Land sales operations	(25,102)	(15,531)		(40,633)

Master Planned Communities net operating income	7,933	4,719		12,652

Real estate property net operating income	443,133	111,380		$554,513

Management and other fees	24,650	—
Property management and other costs	(19,997)	—
Headquarters/regional costs	(25,288)	(7,668	) (a)
General and administrative	(3,132)	(208)
Depreciation on non-income producing assets, including headquarters building	(3,397)	—
Interest income	1,469	2,883
Interest expense	(278,611)	(45,873)
Provision for income taxes	(14,490)	(228)
Preferred unit distributions	(4,315)	—
FFO from minority interest	1,697	—

FFO	$121,719	$60,286
Equity in FFO of Unconsolidated Properties	60,286	(60,286)

Operating Partnership FFO	$182,005	$—

	Three Months Ended June 30, 2005
	Consolidated	Unconsolidated		Segment
	Properties	Properties		Basis
Retail and Other
Property revenues:
Minimum rents	$404,663	$93,046		$497,709
Tenant recoveries	183,045	43,688		226,733
Overage rents	9,706	1,127		10,833
Other, including NOI from discontinued operations and minority interest	25,927	19,484		45,411

Total property revenues	623,341	157,345		780,686

Property operating expenses:
Real estate taxes	52,424	13,627		66,051
Repairs and maintenance	45,813	9,935		55,748
Marketing	14,399	3,547		17,946
Other property operating costs	93,319	33,078		126,397
Provision for doubtful accounts	4,165	672		4,837

Total property operating expenses	210,120	60,859		270,979

Retail and other net operating income	413,221	96,486		509,707

Master Planned Communities
Land sales	114,157	28,655		142,812
Land sales operations	(94,181)	(18,930)		(113,111)

Master Planned Communities net operating income	19,976	9,725		29,701

Real estate property net operating income	433,197	106,211		$539,408

Management and other fees	22,780	—
Property management and other costs	(22,278)	—
Headquarters/regional costs	(20,678)	(7,092	) (a)
General and administrative	(3,635)	(446)
Depreciation on non-income producing assets, including headquarters building	(3,400)	—
Interest income	3,403	928
Interest expense	(244,529)	(35,290)
Provision for income taxes	(15,359)	(130)
Preferred unit distributions	(6,711)	—
FFO from discontinued operations and minority interest	255	—

FFO	143,045	64,181
Equity in FFO of Unconsolidated Properties	64,181	(64,181)

Operating Partnership FFO	$207,226	$—

(a)	Includes property management and other fees to General Growth Management, Inc. and Rouse Property Management, Inc.

GENERAL GROWTH PROPERTIES, INC.
PORTFOLIO RESULTS AND FUNDS FROM OPERATIONS (“FFO”)
(In thousands)

	Six Months Ended June 30, 2006
	Consolidated	Unconsolidated		Segment
	Properties	Properties		Basis
Retail and Other
Property revenues:
Minimum rents	$862,784	$209,182		$1,071,966
Tenant recoveries	376,176	92,453		468,629
Overage rents	22,829	3,735		26,564
Other, including discontinued operations	44,648	42,476		87,124

Total property revenues	1,306,437	347,846		1,654,283

Property operating expenses:
Real estate taxes	109,515	29,509		139,024
Repairs and maintenance	95,817	22,091		117,908
Marketing	23,669	6,464		30,133
Other property operating costs	176,860	72,885		249,745
Provision for doubtful accounts	13,319	952		14,271

Total property operating expenses	419,180	131,901		551,081

Retail and other net operating income	887,257	215,945		1,103,202

Master Planned Communities
Land sales	170,255	38,799		209,054
Land sales operations	(123,699)	(27,950)		(151,649)

Master Planned Communities net operating income	46,556	10,849		57,405

Real estate property net operating income	933,813	226,794		$1,160,607

Management and other fees	53,362	—
	(43,840)	—
Headquarters/regional costs	(48,105)	(15,674	) (a)
General and administrative	(6,691)	(1,093)
Depreciation on non-income producing assets, including headquarters building	(6,731)	—
Interest income	4,690	5,860
Interest expense	(557,404)	(88,961)
Provision for income taxes	(40,894)	(385)
Preferred unit distributions	(8,630)	—
Other FFO from discontinued operations and minority interest	3,163	—

FFO	$282,733	$126,541
Equity in FFO of Unconsolidated Properties	126,541	(126,541)

Operating Partnership FFO	$409,274	$—

	Six Months Ended June 30, 2005
	Consolidated	Unconsolidated		Segment
	Properties	Properties		Basis
Retail and Other
Property revenues:
Minimum rents	$810,497	$189,341		$999,838
Tenant recoveries	368,102	86,924		455,026
Overage rents	23,312	2,849		26,161
Other, including discontinued operations	49,992	35,050		85,042

Total property revenues	1,251,903	314,164		1,566,067

Property operating expenses:
Real estate taxes	105,614	27,196		132,810
Repairs and maintenance	94,249	20,567		114,816
Marketing	28,350	6,995		35,345
Other property operating costs	186,242	62,928		249,170
Provision for doubtful accounts	8,361	1,719		10,080

Total property operating expenses	422,816	119,405		542,221

Retail and other net operating income	829,087	194,759		1,023,846

Master Planned Communities
Land sales	175,407	37,223		212,630
Land sales operations	(147,991)	(24,590)		(172,581)

Master Planned Communities net operating income	27,416	12,633		40,049

Real estate property net operating income	856,503	207,392		$1,063,895

Management and other fees	41,135	—
Property management and other costs	(42,778)	—
Headquarters/regional costs	(35,114)	(14,054	) (a)
General and administrative	(6,446)	(611)
Depreciation on non-income producing assets, including headquarters building	(6,716)	—
Interest income	4,443	1,693
Interest expense	(489,803)	(69,354)
Provision for income taxes	(14,093)	(212)
Preferred unit distributions	(15,244)	—
Other FFO from discontinued operations and minority interest	343	—

FFO	292,230	124,854
Equity in FFO of Unconsolidated Properties	124,854	(124,854)

Operating Partnership FFO	$417,084	$—

(a)	Includes property management and other fees to General Growth Management, Inc. and Rouse Property Management, Inc.

GENERAL GROWTH PROPERTIES, INC.
SUPPLEMENTAL DISCLOSURE OF CERTAIN REVENUES AND EXPENSES
REFLECTED IN FFO
(In thousands)

	Three Months Ended		Three Months Ended
	June 30, 2006		June 30, 2005
	Consolidated	Unconsolidated	Consolidated	Unconsolidated
	Properties	Properties	Properties	Properties
Minimum rents:
Above- and below-market tenant leases, net	$10,742	$2,418	$6,801	$770
Straight-line rent	11,736	2,661	7,950	2,136
Other property operating costs:
Non-cash ground rent expense	(948)	(289)	(1,896)	(154)
Real estate taxes:
Real estate tax stabilization agreement	(1,297)	—	(955)	—
Interest expense:
Mark-to-market adjustments on debt	8,519	1,055	18,064	407
Amortization of deferred finance costs	(4,874)	(354)	(2,636)	(536)
Debt extinguishment costs	(5)	(10)	(3,981)	(232)

	Six Months Ended		Six Months Ended
	June 30, 2006		June 30, 2005
	Consolidated	Unconsolidated	Consolidated	Unconsolidated
	Properties	Properties	Properties	Properties
Minimum rents:
Above- and below-market tenant leases, net	$19,846	$4,905	$14,527	$1,569
Straight-line rent	24,267	5,368	22,975	8,514
Other property operating costs:
Non-cash ground rent expense	(2,668)	(429)	(3,792)	(308)
Real estate taxes:
Real estate tax stabilization agreement	(2,140)	—	(2,027)	—
Interest expense:
Mark-to-market adjustments on debt	16,458	1,908	26,399	585
Amortization of deferred finance costs	(7,580)	(975)	(4,737)	(1,304)
Debt extinguishment costs
Write-off of mark-to-market adjustments	3,143	—	—	—
Write-off of deferred finance costs	(4,903)	(10)	(4,613)	(232)
All amounts exclude discontinued operations.

GENERAL GROWTH PROPERTIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2006	2005	2006	2005
Reconciliation of Real Estate Property Net Operating Income (“NOI”) to GAAP Operating Income
Real estate property net operating income:
Segment basis	$554,513	$539,408	$1,160,607	$1,063,895
Unconsolidated Properties	(111,380)	(106,211)	(226,794)	(207,392)

Consolidated Properties	443,133	433,197	933,813	856,503
Management and other fees	24,650	22,780	53,362	41,135
Property management and other costs	(19,997)	(22,278)	(43,840)	(42,778)
Headquarters/regional costs	(25,288)	(20,678)	(48,105)	(35,114)
General and administrative	(3,132)	(3,635)	(6,691)	(6,446)
Depreciation and amortization	(178,372)	(171,902)	(343,718)	(333,626)
Discontinued operations and minority interest in NOI of Consolidated Properties	4,454	(2,048)	8,374	(3,758)

Operating Income	$245,448	$235,436	$553,195	$475,916

Reconciliation of Funds From Operations (“FFO”) to GAAP Net Income
FFO:
Company stockholders	$149,477	$169,368	$335,956	$339,811
Operating Partnership unitholders	32,528	37,858	73,318	77,273

Operating Partnership	182,005	207,226	409,274	417,084
Depreciation and amortization of capitalized real estate costs	(214,613)	(202,674)	(414,415)	(394,791)
FFO of discontinued operations and other	938	(2,824)	1,729	(5,037)
Minority interest to Operating Partnership unitholders	5,857	(844)	613	(4,835)

Income (loss) from continuing operations	(25,813)	884	(2,799)	12,421
Income from discontinued operations, net of minority interest	—	1,768	—	3,296

Net income (loss)	$(25,813)	$2,652	$(2,799)	$15,717

Reconciliation of Equity in NOI of Unconsolidated Properties to GAAP Equity in Income of Unconsolidated Affiliates
Equity in Unconsolidated Properties:
NOI	$111,380	$106,211	$226,794	$207,392
Net interest expense	(42,990)	(34,362)	(83,101)	(67,661)
Headquarters, general and administrative and income taxes	(8,104)	(7,668)	(17,152)	(14,877)

FFO	60,286	64,181	126,541	124,854
Depreciation and amortization of capitalized real estate costs	(39,277)	(34,534)	(77,065)	(68,518)

Equity in income of unconsolidated affiliates	$21,009	$29,647	$49,476	$56,336

Reconciliation of Weighted Average Shares Outstanding
Basic:
Weighted average number of shares outstanding — FFO per share	294,016	291,550	293,755	291,235
Conversion of Operating Partnership units	(52,686)	(53,696)	(52,777)	(54,397)

Weighted average number of Company shares outstanding — GAAP EPS	241,330	237,854	240,978	236,838

Diluted:
Weighted average number of shares outstanding — FFO per share	294,799	292,618	294,611	292,100
Conversion of Operating Partnership units	(52,686)	(53,696)	(52,777)	(54,397)
Anti-dilutive common stock equivalents for GAAP EPS	(783)	—	(856)	—

Weighted average number of Company shares outstanding — GAAP EPS	241,330	238,922	240,978	237,703

Supplemental Financial Data

GENERAL GROWTH PROPERTIES, INC.
SUMMARY RETAINED FFO
(dollars in thousands)

	Three Months	Year to
	Ended	Date
	6/30/2006	6/30/2006
Cash From Recurring Operations

FFO — Operating Partnership	$182,005	$409,274
Plus (Less):
Excess non-FFO cash from Master Planned Communities	(16,078)	4,522
Deferred income taxes (a)	4,716	19,776
Tenant allowances and capitalized leasing costs (b)	(41,847)	(78,996)

Straight line rent adjustment (c)	(14,397)	(29,635)
Above- and below-market tenant leases, net	(13,160)	(24,751)
Non-cash ground rent expense	1,237	3,097
Real estate tax stabilization agreement	1,297	2,140

Mark-to-market adjustments on debt	(9,574)	(18,366)
Amortization of deferred finance costs	5,228	8,555

Debt extinguishment costs
Write-off of mark-to-market adjustments	—	(3,143)
Write-off of deferred finance costs	15	4,913

Cash From Recurring Operations — Operating Partnership	$99,442	$297,386

Retained Funds From Recurring Operations

Cash From Recurring Operations — Operating Partnership (from above)	$99,442	$297,386
Less common dividends/distributions paid	(120,595)	(240,439)

Retained Funds From Recurring Operations — Operating Partnership	$21,153	$56,947

Tenant Allowances/Improvements and
Capitalized Leasing Costs (b)
Straight Line Rent
Non–Cash Rental Revenue Recbgnized Pursuant to
SFAS #141 and #142

(a)	The deferred income taxes for the three months ended June 30, 2006 have been computed excluding approximately $8.5 million of revisions to the first quarter 2006 and the fourth quarter 2005 provisions, which otherwise would be reflected in the three months ended June 30, 2006. Such amounts have been reflected in the year-to-date June 30, 2006 results.
(b)	To reflect only recurring tenant allowances, new development and redevelopment costs have been excluded.

(c)	Adjusted to reflect discontinued operations.

(d)	Includes impact of changes in the recognition of straight-line rent attributable to tenants with leases of less than one year.

GENERAL GROWTH PROPERTIES, INC.
TRAILING TWELVE MONTH EBITDA AND COVERAGE RATIOS (a)
(dollars in thousands)

	Twelve Months Ended
	6/30/2006	3/31/06	12/31/2005	9/30/2005
Pro Rata EBITDA
GAAP Net Income	$57,036	$85,501	$75,553	$102,492
Income from Discontinued Operations, net	(8,390)	(10,158)	(11,687)	(17,281)
Income Allocated to Minority Interests	35,473	42,549	43,989	56,237
Interest Expense	1,239,641	1,197,150	1,164,019	1,061,238
Income Taxes	78,800	79,573	51,826	31,836
Amortization of Deferred Finance Costs	14,148	12,090	11,634	11,235
Debt Extinguishment Costs	3,879	8,076	6,952	15,955
Interest Income (b)	(22,065)	(22,042)	(17,651)	(13,916)
Depreciation (b)	833,171	821,149	813,397	772,383

Pro Rata EBITDA (a)	$2,231,693	$2,213,888	$2,138,032	$2,020,179

Net Interest (a)
Amortization of Deferred Finance Costs	(14,148)	(12,090)	(11,634)	(11,235)
Debt Extinguishment Costs	(3,879)	(8,076)	(6,952)	(15,955)
Interest Expense	(1,239,641)	(1,197,150)	(1,164,019)	(1,061,238)
Interest Income (b)	22,065	22,042	17,651	13,916

Net Interest	$(1,235,603)	$(1,195,274)	$(1,164,954)	$(1,074,512)

Interest Coverage Ratio	1.81	1.85	1.84	1.88

Fixed Charges (c)
Net Interest	$(1,235,603)	$(1,195,274)	$(1,164,954)	$(1,074,512)
Preferred Unit Distributions	(17,503)	(19,899)	(23,942)	(27,805)

Fixed Charges	$(1,253,106)	$(1,215,173)	$(1,188,896)	$(1,102,317)

Ratio of Fixed Charges to Pro Rata EBITDA	1.78	1.82	1.80	1.83

Fixed Charges & Common Dividend
Fixed Charges	$(1,253,106)	$(1,215,173)	$(1,188,896)	$(1,102,317)
Common Dividend/Distributions	(465,379)	(449,049)	(434,515)	(413,489)

Fixed Charges + Dividend	$(1,718,485)	$(1,664,222)	$(1,623,411)	$(1,515,806)

Ratio of Fixed Charges + Common Dividend to Pro Rata EBITDA	1.30	1.33	1.32	1.33
Certain amounts within categories of real estate property net operating income and other items included in or excluded from FFO for prior periods in 2005 have been reclassified to conform to the current period presentation.

(a)	Includes operations of the Unconsolidated Real Estate Affiliates at the Company’s share.

(b)	2005 has been adjusted to reflect discontinued operations.

(c)	Excludes principal amortization payments.

GENERAL GROWTH PROPERTIES, INC.
COMPUTATION OF COMPARABLE RETAIL AND OTHER PROPERTY NOI GROWTH
(dollars in thousands)

	Three Months Ended		Year to Date
	6/30/2006	6/30/2005	6/30/2006	6/30/2005

Total Retail and Other NOI	$541,861	$509,707	$1,103,202	$1,023,846
NOI from noncomparable properties	(26,993)	(29,744)	(54,958)	(56,744)
Corporate and other adjustments (a)	1,757	(3,843)	(4,133)	(7,594)

Comparable NOI (b)	$516,625	$476,120	$1,044,111	$959,508

Increase in Comparable NOI from prior period	8.5%		8.8%

(a)	Represents NOI not related to specific operating properties.

(b)	Comparable properties are those properties that have been owned and operated for the entire time during the compared accounting periods, and excludes properties at which significant physical or merchandising changes have been made and miscellaneous (non-mall) properties.

GENERAL GROWTH PROPERTIES, INC.
RETAIL RECOVERY SUMMARY
(dollars in thousands)

	Three Months Ended
	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005
Consolidated Properties

Tenant recoveries (a)	$188,082	$182,767	$198,426	$182,617	$180,306
Recoverable operating expenses:
Real estate taxes	51,258	51,969	48,731	46,436	49,587
Repairs and maintenance	43,541	42,794	48,518	41,469	40,949
Marketing	11,683	12,187	20,282	14,947	14,461
Other property operating costs	77,005	77,260	78,150	81,148	72,629

Total recoverable operating expenses (b)	183,487	184,210	195,681	184,000	177,626

Recovery Ratio	102.5%	99.2%	101.4%	99.2%	101.5%

Unconsolidated Properties

Tenant recoveries (a)	$45,508	$46,209	$49,299	$44,439	$43,479
Recoverable operating expenses:
Real estate taxes	14,069	14,333	13,786	13,428	13,290
Repairs and maintenance	9,497	9,646	11,856	9,446	9,281
Marketing	2,975	3,469	4,565	3,145	3,548
Other property operating costs	16,664	17,141	17,272	17,628	15,642

Total recoverable operating expenses (b)	43,205	44,589	47,479	43,647	41,761

Recovery Ratio	105.3%	103.6%	103.8%	101.8%	104.1%
Certain amounts within categories of real estate property net operating income and other items included in or excluded from FFO for prior periods in 2005 have been reclassified to conform to the current period presentation.

(a)	Excludes office tenant recoveries.

(b)	Excludes office property expenses, as well as other nonrecoverable operating expenses such as ground rent, parking, storage and other non-direct property related expenses.

GENERAL GROWTH PROPERTIES, INC.
MASTER PLANNED COMMUNITIES
(dollars in thousands)

					Unconsolidated	Company
	Consolidated Properties				Property @ share	Portfolio
	Columbia	Summerlin	Houston	Total	Woodlands	Total MPC
	Operations	Operations	Operations	Consolidated	Operations	Segment
	Three Months Ended
June 30, 2006
Land Sales	$4,383	$25,351	$3,301	$33,035	$20,250	$53,285
Land Sales Operations (a)	3,212	19,462	2,428	25,102	15,531	40,633

Net Operating Income	$1,171	$5,889	$873	$7,933	$4,719	$12,652

June 30, 2005
Land Sales	$27,378	$86,779	$—	$114,157	$28,655	$142,812
Land Sales Operations (a)	24,281	69,748	152	94,181	18,930	113,111

Net Operating Income	$3,097	$17,031	$(152)	$19,976	$9,725	$29,701

Year to Date

June 30, 2006
Land Sales	$31,811	$132,519	$5,925	$170,255	$38,799	$209,054
Land Sales Operations (a)	25,283	94,188	4,228	123,699	27,950	151,649

Net Operating Income	$6,528	$38,331	$1,697	$46,556	$10,849	$57,405

June 30, 2005
Land Sales	$47,062	$128,345	$—	$175,407	$37,223	$212,630
Land Sales Operations (a)	42,071	105,562	358	147,991	24,590	172,581

Net Operating Income	$4,991	$22,783	$(358)	$27,416	$12,633	$40,049

VALUATION

Investment Land and Land Held for Development and Sale:
Net Book Value — Balance Sheet as of June 30, 2006 (b)					$1,683,569
Estimated Value of Assets as of December 31, 2005 (c)					3,886,035

NET CASH FLOW GENERATED

					Year to Date	Year to Date
					6/30/2006	6/30/2005
Net Operating Income					$57,405	$40,049
Cost of Land Sales					61,630	84,287
Woodlands Operations (d)					(10,849)	(12,633)
Other Adjustments to Derive Cash Generated (e)					49,022	33,416

Total Cash Generated					157,208	145,119

Land Development Expenditures, net of related financing					(95,281)	(83,444)

Estimated Net Cash Flow Generated by Master Planned Communities Segment (f)					$61,927	$61,675

(a)	Land Sales Operations expense for Summerlin includes quarterly accruals for semi-annual distributions pursuant to the Contingent Stock Agreement (“CSA”).

(b)	The net book value reflects the recorded carrying amount of the assets in the Company’s financial statements excluding the Company’s share of the Woodlands Operations.

(c)	The estimated value reflects management’s valuation of the gross assets, including the Company’s share of the Woodlands, based upon a number of assumptions including historical sales rates and historical price appreciation. The estimated value is not based on any third party purchase offers and does not reflect any reduction for the final Summerlin distribution to be made in 2009 pursuant to the CSA.

(d)	Since the Woodlands partnership retains all funds, the NOI is excluded from the Estimated Net Cash Flow Generated by Master Planned Communities Segment.

(e)	Includes collections of builder notes receivable, deposits on future sales, conversion of accrual basis expenses to a cash basis including semi-annual distributions pursuant to the CSA, builder price participation and other miscellaneous items.

(f)	Estimated net cash flow generated is net of (i.e. excludes) the estimated semi-annual distributions to be paid pursuant to the CSA. It does not, however, include any provision for income taxes on the earnings of taxable REIT subsidiaries (“TRS’s”) in the Master Planned Communities Segment. Income taxes are based on the results of the company as a whole, including taxable income/losses of these and other TRS’s.

GENERAL GROWTH PROPERTIES, INC.
CAPITAL INFORMATION
(dollars in thousands except per share data)

	Period Ending
	6/30/2006	12/31/2005	12/31/2004	12/31/2003
Capital Information

Closing common stock price per share	$45.06	$46.99	$36.16	$27.75
52 Week High (a)	$52.10	$48.27	$36.90	$27.89
52 Week Low (a)	$39.94	$31.38	$24.31	$16.09
Total Return — Trailing Twelve Months (share appreciation and dividend)	13.5%	34.1%	34.8%	66.0%

Common Shares and Common Units outstanding at end of period (b)	292,721,823	292,258,544	290,256,345	273,006,226

Portfolio Capitalization Data
Total Portfolio Debt (c)
Fixed	$18,366,207	$17,293,150	$13,807,734	$5,720,545
Variable	5,462,439	6,085,638	9,173,400	2,806,803
Total Preferred Securities	202,230	205,944	403,161	495,211
Stock market value of common stock and Operating Partnership units outstanding at end of period	13,190,045	13,733,229	10,495,669	7,575,923

Total Market Capitalization at end of period	$37,220,921	$37,317,961	$33,879,964	$16,598,482

Leverage Ratio (%)	64.0%	62.6%	67.8%	51.4%

(a)	52-week pricing information includes intra-day highs and lows.

(b)	Net of 1.2 million in treasury Stock.

(c)	Excludes special improvement districts liabilities, minority interest adjustments and purchase accounting mark-to-market adjustments.
Company Debt, Stockholders’ Equity and Preferred Equity at
June 30, 2006 (at Share)

GENERAL GROWTH PROPERTIES, INC.
CHANGES IN TOTAL COMMON & EQUIVALENT SHARES

	Operating	Company		Total Common
	Partnership	Common	Treasury	& Equivalent
	Units	Shares	Stock	Shares
Common Shares and Operating Partnership Units (“OP Units”) Outstanding at December 31, 2005	53,061,895	239,865,045	(668,396)	292,258,544

Direct Stock Purchase and Dividend Reinvestment Plan	—	34,194	—	34,194

Employee Stock Purchase Plan	—	100,377	—	100,377

Conversion of Preferred Units to OP Units and then to Common Shares	—	224,546	—	224,546

Conversion of OP Units into Common Shares	(397,285)	397,285	—	—

Issuance of Stock for Stock Option Exercises and Restricted Stock Grants, including Stock Option exercises satisfied from Treasury	—	564,471	63	564,534

Issuance of Stock, including from Treasury, pursuant to the Contingent Stock Agreement	—	87,495	668,333	755,828

Purchase of Treasury Stock	—	—	(1,216,200)	(1,216,200)

Common Shares and OP Units Outstanding at June 30, 2006	52,664,610	241,273,413	(1,216,200)	292,721,823

Net Number of Common Shares Issuable Assuming Exercise of Dilutive Stock Options at June 30, 2006				760,981

Diluted Common Shares and OP Units Outstanding at June 30, 2006				293,482,804

Weighted Average Common Shares and OP Units Outstanding for the six months ended June 30, 2006 (Basic)				293,754,535

Weighted Average Net Number of Common Shares Issuable Assuming Exercise of Dilutive Stock Options				856,360

Fully Diluted Weighted Average Common Shares and OP Units Outstanding for the six months ended June 30, 2006				294,610,895

GENERAL GROWTH PROPERTIES, INC.
COMMON DIVIDEND HISTORY
Dividend Growth & Yield
Compound Annual Growth Rate of Dividend: 10.0%

(a)	1993 annualized
% of FFO Distributed (a)

(a)	Based on FFO definitions that existed during the specified reporting period

GENERAL GROWTH PROPERTIES, INC.
DEBT MATURITY AND CURRENT AVERAGE INTEREST RATE SUMMARY
AS OF JUNE 30, 2006
(dollars in thousands)

	Consolidated				Unconsolidated				Company
	Properties				Properties (b)				Portfolio
			Current				Current				Current
			Average				Average				Average
	Maturing		Interest		Maturing		Interest		Maturing		Interest
Year	Amount (a)		Rate (c)		Amount (a)		Rate (c)		Amount (a)		Rate (c)
2006	$1,990,279		6.34%		$191,443		4.71%		$2,181,722		6.20%
2007	1,082,124		5.23%		494,365		6.56%		1,576,489		5.65%
2008	1,884,900		5.43%		246,809		5.93%		2,131,709		5.49%
2009	3,551,670		5.50%		369,317		5.86%		3,920,987		5.54%
2010	3,846,889		5.07%		678,740		5.13%		4,525,629		5.08%
2011	4,489,015		6.47%		550,699		6.16%		5,039,714		6.44%
2012	1,117,405		5.79%		570,196		5.23%		1,687,601		5.60%
2013	1,758,626		6.02%		196,536		5.13%		1,955,162		5.93%
2014	69,125		4.89%		73,008		4.62%		142,133		4.75%
2015	200,151		5.10%		—		0.00%		200,151		5.10%
Subsequent	446,939		6.79%		20,410		7.17%		467,349		6.81%

Totals	$20,437,123	(d)	5.78%		$3,391,523		5.64%		$23,828,646		5.76%

Fixed Rate (e)	15,518,636		5.54%		2,847,571		5.41%		18,366,207		5.52%
Variable Rate (e)	4,918,487		6.53%		543,952		6.84%		5,462,439		6.56%

Totals	$20,437,123	(d)	5.78	%(f)	$3,391,523		5.64	%(f)	$23,828,646		5.76	%(f)

Average Years to Maturity

Fixed Rate Debt	4.99 years				5.24	years			5.03	years

Variable Rate Debt	5.58 years				3.13	years			5.33	years

All GGP Debt	5.13 years				4.90	years			5.10	years

(a) Excludes principal amortization.
(b) Reflects the company’s share of debt relating to the properties owned by the Unconsolidated Real Estate Affiliates.
(c) Reflects the current variable contract rate as of June 30, 2006 for all variable rate loans.
(d) Reconciliation to GGP Consolidated GAAP debt.

									Consolidated
Consolidated debt, from above									$20,437,123
Other liabilities — Special Improvement Districts									62,149
Minority interest ownership adjustment									67,273
Purchase accounting mark-to-market adjustment									128,591

GGP Consolidated GAAP debt									$20,695,136

(e)	Includes the effects of swaps.

(f)	Excludes the effect of deferred finance costs (see debt detail, in which rates reflect finance costs).
Company Portfolio Maturity Schedule by Year
(dollars in thousands)
Average Years to Maturity: 5.10 Years

GENERAL GROWTH PROPERTIES, INC.
SUMMARY OF OUTSTANDING DEBT
(dollars in thousands)
Debt at June 30, 2006
Company Debt at June 30, 2006 (at share)
Portfolio Interest Rate History

GENERAL GROWTH PROPERTIES, INC.
SECOND QUARTER 2006 FINANCING ACTIVITY
(dollars in thousands)

	Fixed Rate	Floating Rate	Total Debt
March 31, 2006 Debt (a)	$17,717,613	$5,785,999	$23,503,612

New Funding:
Property Related	114,777	7,793	122,570
Non-Property Related	800,000	—	800,000

Refinancings:
Property Related	99,337	6,316	105,653
Non-Property Related	—	(500,000)	(500,000)

Interest rate SWAP activity	(295,000)	295,000	—

Revolver Borrowings	—	(140,000)	(140,000)
Other Property Related	(70,520)	7,331	(63,189)

Net Change	648,594	(323,560)	325,034

June 30, 2006 Debt (a)	$18,366,207	$5,462,439	$23,828,646

(a)	Includes Company’s share of debt of Unconsolidated Real Estate Affiliates. Excludes special improvement district liabilities, minority interest adjustments and purchase accounting mark-to-market adjustments.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF JUNE 30, 2006
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate	Total Debt Balance
CMBS
GGP-MP Trust (a)	11/15/06	5.50%	$347,595
13 Affiliates (b)	11/15/07	5.48%	868,765

Secured Asset Loans
Eastridge Acq Note	09/01/06	5.95%	114,777
10000 Covington Crossing	12/01/06	8.45%	3,019
10190 Covington Crossing	12/01/06	8.45%	5,761
1201/41 Town Center	12/01/06	8.45%	6,138
1251/81 Town Center and 1251 Center Crossing	12/01/06	8.45%	6,246
1635 Village Center Circle	12/01/06	8.45%	3,513
9950/80 Covington Cross CA	12/01/06	8.45%	5,018
Augusta Mall	02/01/07	8.13%	46,158
Columbia Development	04/01/07	6.76%	12,941
Columbia Development	04/01/07	7.56%	31,222
Columbia Mall	04/01/07	7.95%	8,880
Mondawmin	04/01/07	7.95%	16,560
White Marsh	12/01/07	7.91%	70,599
Columbia Mall	01/01/08	7.46%	49,255
Columbia Mall	01/01/08	7.34%	107,202
Fashion Show	01/01/08	3.83%	369,782
Harborplace	01/01/08	8.16%	28,435
Mall St Vincent	01/01/08	7.11%	17,405
1450 Center Crossing	02/01/08	9.00%	4,754
1451 Center Cross and Riverspark	02/01/08	9.00%	7,602
1551 Hillshire Dr	02/01/08	9.00%	6,318
1645 Village Center	02/01/08	9.00%	3,656
Provo Mall	02/01/08	4.42%	36,010
Riverlands	02/01/08	9.00%	2,267
Riverspark II	02/01/08	9.00%	2,613
Spokane Valley Mall	02/01/08	4.42%	29,777
The Pines	02/01/08	9.00%	8,299
Triangle I-IV	02/01/08	9.00%	1,546
JP Realty/ PDC SWAP	02/09/08	6.34%	100,000
Oakwood Center SWAP	02/09/08	6.52%	95,000
Two Owings Mills	04/01/08	7.03%	13,834
Three and Four Owings Mills	04/01/08	8.88%	11,351
Phoenix Theatre	04/01/08	8.39%	2,508
Woodlands Venture Tech IV	06/01/08	7.00%	1,602
Animas Valley	07/11/08	3.56%	25,910
Grand Teton	07/11/08	3.56%	27,761
Mayfair	07/11/08	3.13%	187,957
Salem Center	07/11/08	3.56%	26,836
Pioneer Place 1 Garage	08/01/08	7.12%	7,374
Pioneer Place 2	08/01/08	7.12%	17,024
Pioneer Place 3	08/01/08	7.12%	13,383
Pioneer Place 4	08/01/08	7.62%	12,428
Pioneer Place 5	08/01/08	7.12%	44,967
Pioneer Place 6	08/01/08	5.67%	48,000
Pioneer Place Office	08/01/08	7.24%	26,980
Foothills I	09/01/08	6.57%	21,860
Foothills II	09/01/08	6.68%	21,904
Northtown Mall	09/01/08	6.68%	76,333
Spring Hill	10/01/08	6.61%	82,266
Pierre Bossier	10/11/08	6.54%	37,508
Tucson Mall	10/11/08	4.29%	124,177

(a)	The “GGP-MP Trust” CMBS pool is comprised of Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall and Northgate Mall.

(b)	The “13 Affiliates” CMBS pool is comprised of Colony Square Mall, Columbia Mall, Fallbrook Center, Fox River Plaza, Fox River Mall, Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall and Westroads Mall.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF JUNE 30, 2006
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate	Total Debt Balance
Secured Asset Loans Cont.
Bayside	11/01/08	5.89%	$56,092
Southwest Plaza	11/01/08	6.54%	76,929
Birchwood	11/11/08	6.72%	40,377
Mall of the Bluffs	11/11/08	6.72%	40,377
Oakwood	11/11/08	6.72%	53,836
Chico Mall	02/11/09	4.82%	59,772
Jordan Creek	03/01/09	4.60%	195,342
Southland	03/01/09	3.65%	86,356
Prince Kuhio	04/01/09	3.52%	40,248
JP Comm Sr. Austin Bluffs	04/09/09	4.79%	2,483
JP Comm Sr. Division Crossing	04/09/09	4.79%	5,723
JP Comm Sr. Fort Union	04/09/09	4.79%	2,988
JP Comm Sr. Halsey Crossing	04/09/09	4.79%	2,801
JP Comm Sr. Orem Plaza Center St	04/09/09	4.79%	2,670
JP Comm Sr. Orem Plaza State St	04/09/09	4.79%	1,652
JP Comm Sr. Riverpointe Plaza	04/09/09	4.79%	4,136
JP Comm Sr. Riverside Plaza	04/09/09	4.79%	5,919
JP Comm Sr. Woodlands Village	04/09/09	4.79%	7,562
Town East	04/11/09	3.51%	112,129
Grand Canal Shoppes	05/01/09	4.79%	414,160
Coastland	06/01/09	7.16%	79,298
Coastland II	06/01/09	5.16%	22,514
The Crossroads (MI)	06/01/09	7.43%	41,702
Woodbridge Corporation	06/01/09	4.29%	219,432
Apache	08/01/09	7.05%	52,105
Village of Cross Keys	08/01/09	7.04%	11,994
Cumberland	08/10/09	7.88%	92,526
Oakview	10/01/09	7.82%	76,849
Baybrook	11/01/09	7.83%	88,072
Baybrook II	11/01/09	5.12%	66,564
Coral Ridge	11/01/09	6.59%	73,338
Coral Ridge II	11/01/09	5.07%	30,345
Governor’s Square	12/01/09	7.66%	62,171
Lakeside Mall	12/01/09	4.31%	190,207
Mall St Matthews	01/01/10	4.83%	151,737
North Star	01/01/10	4.47%	245,002
Ward Centre & Ward Entertainment	01/01/10	4.33%	61,467
Park Place	01/11/10	5.17%	184,928
Visalia	01/11/10	3.78%	45,449
Lansing I	01/15/10	9.35%	26,901
Pecanland	03/01/10	4.33%	62,608
Southland	03/05/10	5.10%	113,952
Providence Place 2	03/11/10	5.01%	270,410
Providence Place 3	03/11/10	5.10%	62,265
Providence Place 4	03/11/10	5.92%	40,838
Ridgedale	04/01/10	4.89%	186,790
West Valley	04/01/10	3.47%	61,907
Pioneer Place	04/27/10	10.02%	1,160
Peachtree	06/01/10	5.12%	93,687
Coronado	06/06/10	5.11%	176,524
La Cantera	06/06/10	5.24%	133,782
Maine	06/11/10	4.85%	226,662
Burlington	07/01/10	5.21%	26,000
Burlington 2	07/01/10	6.48%	5,500
Glenbrook	07/01/10	4.94%	185,554
Regency Square	07/01/10	3.62%	100,129
St. Louis Galleria	07/05/10	4.87%	248,682
Lynnhaven	07/06/10	5.11%	247,823
Boise Towne Plaza	07/09/10	5.09%	11,532
JP Comm Jr. Gateway Crossing	07/09/10	5.09%	16,086
JP Comm Jr. Univ. Crossing	07/09/10	5.09%	12,010
Crossroads Center (MN)	08/01/10	4.82%	88,669
70 Columbia Corporate Center	10/01/10	10.15%	20,162

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF JUNE 30, 2006
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate	Total Debt Balance
Secured Asset Loans Cont.
Park City Note A	10/01/10	4.76%	126,588
Park City Note B	10/01/10	7.12%	30,218
Staten Island	10/01/10	5.09%	85,000
Staten Island	10/01/10	8.15%	75,766
Fashion Place	10/05/10	5.34%	150,665
110 North Wacker	10/11/10	5.00%	47,552
Chapel Hills	10/11/10	5.08%	120,869
Gallery at Harborplace 1	12/01/10	7.89%	51,842
Gallery at Harborplace 2	12/01/10	7.03%	3,200
Gallery at Harborplace 3	12/01/10	7.49%	5,100
Gallery at Harborplace 4	12/01/10	7.93%	2,200
Gallery at Harborplace 5	12/01/10	8.89%	4,705
Rogue Valley	01/11/11	7.85%	27,350
Westlake Center	02/01/11	7.89%	67,573
Boise Towne Square	02/10/11	6.64%	74,116
10000 West Charleston	03/01/11	7.88%	22,718
Beachwood Place	03/07/11	5.68%	249,500
Capital	04/01/11	7.46%	21,135
Eden Prairie	04/01/11	4.73%	84,096
Gateway	04/01/11	7.38%	41,420
Greenwood	04/01/11	7.36%	46,503
Mall of Louisiana Mezz	04/01/11	6.43%	63,000
Mall of Louisiana Note A	04/01/11	5.49%	120,000
Mall of Louisiana Note B	04/01/11	5.94%	55,000
Northridge Fashion	07/01/11	7.30%	132,117
RiverTown Junior Loan	07/01/11	9.19%	16,333
RiverTown Senior Loan	07/01/11	7.33%	106,817
Willowbrook Mall	07/01/11	6.82%	165,625
Collin Creek Mall	07/10/11	6.78%	69,997
Bayshore	09/01/11	7.25%	32,448
One Owings Mills	12/01/11	8.50%	6,374
Eastridge (WY )	12/05/11	5.33%	41,017
Pine Ridge	12/05/11	5.08%	27,654
Red Cliffs	12/05/11	5.08%	26,284
Three Rivers	12/05/11	5.08%	22,515
Hulen Mall	12/07/11	5.07%	118,424
Streets at Southpoint -B Note	04/06/12	5.88%	83,831
Streets at Southpoint -Senior	04/06/12	5.12%	167,264
Oviedo	05/05/12	5.17%	54,185
Sikes Senter	06/01/12	5.25%	64,123
Oglethorpe	07/01/12	4.92%	148,040
Valley Plaza	07/11/12	3.93%	101,386
Corporate Pointe 2	09/11/12	6.83%	4,707
Corporate Pointe 3	09/11/12	6.83%	4,707
Grand Traverse	10/01/12	5.04%	89,163
Faneuil Hall	04/01/13	5.59%	97,803
The Meadows	05/01/13	5.49%	107,735
Oxmoor	06/01/13	6.85%	59,056
Senate Plaza	07/01/13	5.71%	12,516
The Boulevard	07/01/13	4.30%	114,114
1160/80 Town Center	07/15/13	6.99%	10,114
Four Seasons	12/11/13	5.60%	107,288
Valley Hills	03/05/14	4.75%	59,875
Bayside Bond	07/01/14	5.92%	9,250
Paramus Park	10/01/15	4.90%	108,945
Eagle Ridge	10/11/15	5.46%	49,571
Knollwood	10/11/15	5.39%	41,635
Bellis Fair	02/15/16	7.34%	66,337
Lakeview Square	03/01/16	5.85%	42,880
Country Hills	06/01/16	6.04%	14,000
New Orleans Riverwalk	01/01/17	9.96%	8,551
New Orleans Riverwalk	01/01/17	9.96%	3,142
Houston Land Note B	12/01/17	6.50%	5,187
Baltimore Center Garage	06/01/18	6.05%	19,516

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE
CONSOLIDATED PROPERTIES
AS OF JUNE 30, 2006
(dollars in thousands)

FIXED RATE
Loan	Maturity Date	Rate		Total Debt Balance
Secured Asset Loans Cont.
10450 West Charleston	01/01/19	6.84%		$5,417
Houston Land Note C	12/01/21	6.50%		932
New Orleans Riverwalk	12/01/22	11.40%		11,000
New Orleans Riverwalk	12/01/22	11.40%		30,000
Two Willow	12/01/22	9.94%		(39,800)
Providence Place Pilot	07/01/28	7.75%		48,929
Houston	05/01/31	6.50%		19,951
Houston	06/01/33	6.50%		2,446
Provo Land Loan	08/01/95	10.00%		2,250

Corporate Debt
New Orleans Riverwalk	07/24/06	11.46%		$3
JP Realty Public Notes Series C	03/11/07	7.29%		25,000
Public Indenture	03/13/07	8.78%		1,000
Public Indenture	03/22/07	8.44%		1,000
JP Realty Public Notes Series D	03/11/08	7.29%		25,000
Mall St Matthews Corporation	05/01/08	9.00%		259
Houston	05/05/08	4.75%		13,146
Princeton Land	07/01/08	3.00%		7,140
Princeton Land East	07/01/08	3.00%		6,860
Rouse Teachers Property Note	11/30/08	6.94%		58,000
Three & Four Owings Mills	01/01/09	12.50%		2,500
Public Indenture	03/15/09	3.63%		400,000
Public Indenture	04/30/09	8.00%		200,000
Public Indenture	09/15/12	7.20%		400,000
Public Indenture	05/01/13	6.90%		800,000
Public Indenture	11/26/13	5.38%		100,000
Public Indenture	11/26/13	5.38%		350,000

Swaps (a)
GGPLP/GGPLPLLC Term Swap	01/31/07	4.68%		350,000
GGP-MP SWAP	02/15/07	4.59%		25,000

Total Consolidated Fixed Rate Debt				$15,518,636

VARIABLE RATE
Loan	Maturity Date	Rate (b)		Total Debt Balance
CMBS
GGP-MP Trust (c)	02/15/09	6.24%		304,322

Secured Asset Loans
GGP-MP SWAP	02/15/07	5.20%		(25,000)
Columbia Mall Mezz	06/01/09	6.85%		185,000
Stonestown	08/09/09	6.08%		220,000
Arizona Retail	03/01/10	7.03%		6,750
Crossroads Center (MN) Mezzanine	08/01/10	6.96%		28,215

Corporate Debt
Victoria Ward Limited	11/10/06	6.63%		92,000
GGPLP/GGPLPLLC Short-term Term Loan	12/15/06	6.81%		1,400,000
GGPLP/GGPLPLLC Term Swap	01/31/07	6.56%		(350,000)
GGPLP/GGPLPLLC Revolver	01/01/11	6.87%		1,000
GGPLP/GGPLPLLC Senior Term	01/01/11	6.81%		2,850,000
TRUPS	04/30/36	7.17%		206,200

Total Consolidated Variable Rate Debt				$4,918,487

Total Consolidated Debt & Swaps		5.87	%(d)	$20,437,123

(a)	Variable rate debt converted to fixed rate debt through use of interest rate swaps.

(b)	Reflects the variable contract rate as of June 30, 2006.

(c)	The “GGP-MP Trust” CMBS pool is comprised of Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall and Northgate Mall.

(d)	Rates include the effects of deferred finance costs and interest rate swaps.

GENERAL GROWTH PROPERTIES, INC.
OUTSTANDING DEBT BY MATURITY DATE AT SHARE
UNCONSOLIDATED PROPERTIES
AS OF JUNE 30, 2006
(dollars in thousands)

FIXED RATE
				Company ProRata
Loan	Maturity Date	Rate	Total Debt	Share
CMBS
GGP-MP Trust (a)	11/15/06	5.55%	$194,175	$80,330
13 Affiliates (b)	11/15/07	5.71%	138,635	70,704

Secured Asset Loans
Woodlands Community	01/10/07	3.75%	1,001	526
Woodlands Community	06/01/07	7.75%	1,572	826
Park Meadows	10/01/07	7.93%	112,335	39,317
Park Meadows	10/01/07	6.66%	22,148	7,752
Columbiana	05/11/08	4.21%	68,158	34,079
Quail Springs	06/01/08	6.88%	40,597	20,298
Neshaminy	07/01/08	6.76%	60,000	15,000
Woodlands Community	07/19/08	6.50%	2,100	1,103
Woodlands Community	07/25/08	7.75%	3,688	1,936
Altamonte	09/01/08	6.55%	111,488	55,744
Chula Vista	10/01/08	4.18%	62,013	31,007
Towson Town Center	11/10/08	6.75%	134,003	46,901
Woodlands Community	02/28/09	3.75%	300	158
Deerbrook	03/01/09	3.53%	80,276	40,138
Perimeter Shopping Center	05/01/09	6.77%	122,447	61,224
Mizner Park Note A	07/01/09	5.02%	51,661	25,830
Mizner Park Note B	07/01/09	5.02%	8,581	4,290
Steeplegate	08/01/09	5.01%	81,763	40,882
The Parks at Arlington	09/01/09	7.55%	106,036	53,018
The Parks at Arlington	09/01/09	5.64%	38,085	19,043
Carolina Place	01/11/10	4.63%	165,299	82,649
Alderwood Mezz	07/06/10	6.24%	34,547	17,274
Alderwood Note A	07/06/10	4.71%	210,243	105,122
Alderwood Note B	07/06/10	5.10%	54,288	27,144
Christiana Mall	08/01/10	4.61%	118,263	59,132
Water Tower Place	09/01/10	4.97%	180,368	99,202
Newgate	10/01/10	4.89%	43,190	21,595
Whalers	11/06/10	5.55%	109,160	66,985
Kenwood Towne Centre Mezz	12/01/10	6.00%	39,767	27,981
Kenwood Towne Centre Note A	12/01/10	5.29%	146,023	102,746
Kenwood Towne Centre Note B	12/01/10	5.70%	60,630	42,661
Newpark	02/01/11	7.48%	71,014	35,507
Northpoint	04/01/11	5.50%	224,324	112,162
Willowbrook Junior Loan	04/01/11	7.74%	33,064	16,532
Willowbrook Senior Loan	04/01/11	6.60%	62,497	31,248
Vista Ridge	04/11/11	6.89%	84,386	42,193
Silver City Galleria	06/10/11	4.88%	135,969	67,985
The Woodlands Note A	06/11/11	5.95%	185,000	92,500
The Woodlands Note B	06/11/11	5.95%	55,000	27,500
Austin Mall (Highland)	07/10/11	6.83%	67,203	33,601
Northbrook Court	09/01/11	7.17%	92,726	46,363
Arrowhead	10/01/11	6.93%	80,321	13,385
Buckland Hills	07/01/12	4.94%	172,727	86,363
Florence	09/10/12	4.97%	100,911	71,232
Glendale Galleria Mezz	10/01/12	5.89%	29,767	14,883
Glendale Galleria Note A1	10/01/12	4.66%	152,505	76,253
Glendale Galleria Note A2	10/01/12	4.66%	124,777	62,388
Glendale Galleria Note B	10/01/12	5.82%	39,612	19,806
Glendale Galleria Note C	10/01/12	5.23%	49,555	24,777
Oakbrook	10/01/12	5.12%	226,720	114,516
Stonebriar	12/11/12	5.26%	175,716	87,858
Bridgewater Commons I	01/01/13	5.77%	30,972	10,840
Bridgewater Commons II	01/01/13	5.13%	44,535	15,587
Bridgewater Commons III	01/01/13	5.13%	66,803	23,381

(a)	The “GGP-MP Trust” CMBS pool is comprised of Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall and Northgate Mall.

(b)	The “13 Affiliates” CMBS pool is comprised of Colony Square Mall, Columbia Mall, Fallbrook Center, Fox River Plaza, Fox River Mall, Marketplace Shopping Center, Rio West Mall, River Hills Mall, Sooner Fashion Mall, Southlake Mall, Westwood Mall, The Oaks Mall and Westroads Mall.

GENERAL GROWTH PROPERTIES, INC.
SUMMARY OF OUTSTANDING DEBT BY MATURITY DATE AT SHARE
UNCONSOLIDATED PROPERTIES
AS OF JUNE 30, 2006
(dollars in thousands)

FIXED RATE
					Company ProRata
Loan	Maturity Date	Rate		Total Debt	Share
Secured Asset Loans cont.
Pembroke Note A	04/11/13	4.98%		106,695	53,347
Pembroke Note B	04/11/13	5.05%		30,484	15,242
West Oaks	08/01/13	5.29%		73,265	36,633
Lakeland	10/01/13	5.17%		57,715	28,858
Bay City	12/01/13	5.37%		25,295	12,647
Washington Park	04/01/14	5.48%		12,668	6,333
Brass Mill	04/11/14	4.57%		133,347	66,674
CenterPointe Village	01/01/17	6.38%		14,189	7,095
Trails Village Center	07/10/23	8.24%		17,293	8,647
Lake Meade Blvd & Buffalo Part	07/15/23	7.29%		6,356	3,178

Unsecured Debt
Park Meadows May Co.	07/15/06	5.00%		5,600	1,960

Swaps (a)
Woodlands SWAP	07/03/06	7.54%		100,000	52,500
Riverchase SWAP	10/15/06	6.08%		200,000	100,000
Homart-MP SWAP	02/15/07	5.20%		50,000	25,000

Total Unconsolidated Fixed Rate Debt					$2,847,571

VARIABLE RATE
					Company ProRata
Loan	Maturity Date	Rate (b)		Total Debt	Share
CMBS
GGP-MP Trust (Homart) (c)	02/15/09	6.17%		$57,895	$23,951

Secured Asset Loans
Woodlands Community	02/28/06	8.04%		60,000	31,500
Woodlands Community	07/24/06	8.00%		101	53
Village of Merrick Park	10/29/06	5.85%		194,000	77,600
Natick Mall	01/10/07	5.82%		154,629	120,974
Homart-MP SWAP (LIBOR) (a)	02/15/07	5.20%		(50,000)	(25,000)
Galleria at Tyler	09/02/07	6.25%		94,500	49,490
Clackamas	09/09/07	6.50%		95,000	49,752
Woodlands Community	11/01/07	7.50%		3,162	1,660
Woodlands Community	11/30/07	7.54%		60,000	31,500
Woodlands Community	11/30/07	7.54%		83,063	43,608
Woodlands Community	11/30/07	9.54%		49,063	25,758
Woodlands Community	01/01/08	6.00%		757	397
Woodlands Community	01/01/08	7.75%		6,730	3,533
First Colony	01/09/08	6.19%		67,000	33,500
Woodlands Community	07/01/08	7.25%		915	480
Woodlands Community	12/19/08	6.64%		5,390	2,830
Woodlands Community	04/01/09	6.64%		1,494	784
Woodlands Community	03/11/10	7.19%		50,000	26,250
Pinnacle Hills	01/11/11	6.56%		63,444	31,722
Brazil — Aliansce	10/01/12	14.90%		52,073	12,119
Woodlands Community	08/01/17	5.15%		2,840	1,491

Total Unconsolidated Variable Rate Debt					$543,952

Total Unconsolidated Debt & Swaps		5.77	%(d)		$3,391,523

Total Debt & Swaps		5.86	%(d)		$23,828,646

(a)	Variable rate debt converted to fixed rate debt through use of interest rate swaps.

(b)	Reflects the variable contract rate as of June 30, 2006.

(c)	The “GGP-MP Trust” CMBS pool is comprised of Ala Moana Center, Piedmont Mall, Montclair Plaza, Moreno Valley Mall, Superstition Springs, Tysons Galleria, Eastridge Mall, Landmark Mall and Northgate Mall.

(d)	Rates include the effects of deferred finance costs and interest rate swaps.

31

Supplemental Operational Data

GENERAL GROWTH PROPERTIES, INC.
OPERATING STATISTICS & CERTAIN FINANCIAL INFORMATION
AS OF JUNE 30, 2006

	Consolidated	Unconsolidated	Company
	Retail	Retail	Retail
OPERATING STATISTICS (a)	Properties	Properties	Portfolio (b)
Occupancy	91.1%	91.6%	91.2%
Trailing 12 month total tenant sales per sq. ft. (c)	$438	$469	$448
% change in total sales (c)	6.5%	5.2%	6.0%
% change in comparable sales (c)	2.7%	2.7%	2.7%
Mall and freestanding GLA (in sq. ft.)	40,889,137	18,268,650	59,157,787

CERTAIN FINANCIAL INFORMATION
Average annualized in place rent per sq. ft.	$33.65	$36.63
Average rent per sq. ft. for new/renewal leases	$35.43	$39.10
Average rent per sq. ft. for leases expiring in 2006	$29.64	$36.64
Three month percentage change in comparable real estate property net operating income (versus prior year comparable period) (d)	8.3%	9.3%

(a)	Data is for 100% of the Mall GLA in each portfolio, including those properties that are owned in part by Unconsolidated Real Estate Affiliates. Data excludes properties at which significant physical or merchandising changes have been made and miscellaneous (non-mall) properties.

(b)	Data presented in the column “Company Retail Portfolio” are weighted average amounts.

(c)	Due to tenant sales reporting timelines, data presented is as of May.

(d)	Comparable properties are those properties that have been owned and operated for the entire time during the compared accounting periods, and excludes properties at which significant physical or merchandising changes have been made and miscellaneous (non-mall) properties.

GENERAL GROWTH PROPERTIES, INC.
RETAIL PORTFOLIO GLA, OCCUPANCY, SALES & RENT DATA (EXCLUDES COMMUNITY CENTERS)
GLA as of June 30, 2006

	Total Anchor GLA	Avg. Anchor GLA	Total Mall/Outparcel GLA	Avg. Mall/Outparcel GLA	Total GLA
Consolidated	65,633,996	512,766	44,170,658	345,083	109,804,654
Unconsolidated	35,225,146	664,625	19,570,805	369,260	54,795,951

Company	100,859,142	557,233	63,741,463	352,163	164,600,605
% of Total	61.3%		38.7%		100%
Occupancy History

	Consolidated	Unconsolidated	Company
6/30/2006	91.1%	91.6%	91.2%
6/30/2005	90.5%	91.0%	90.7%
12/31/2005	92.1%	93.5%	92.5%
12/31/2004	92.1%	91.9%	92.1%
12/31/2003 (a)	91.2%	91.4%	91.3%
12/31/2002 (a)	90.5%	91.5%	91.0%
Trailing 12 Month Total Sales per Square Foot in Dollars

	Consolidated	Unconsolidated	Company
6/30/2006	$438	$469	$448
6/30/2005	412	439	421
12/31/2005	428	455	437
12/31/2004	402	427	410
12/31/2003 (a)	337	376	351
12/31/2002 (a)	329	379	355
Base Rental Rates in Dollars

	New/Renewals	Expirations	Releasing
	During Period	During Period	Spread
Consolidated
6/30/2006	$35.43	$29.64	$5.79
6/30/2005	36.75	29.63	7.12
12/31/2005	37.72	29.63	8.09
12/31/2004	33.53	25.69	7.84
12/31/2003 (a)	31.83	22.16	9.67
12/31/2002 (a)	34.11	27.35	6.76

Unconsolidated
6/30/2006	$39.10	$36.64	$2.46
6/30/2005	39.32	32.31	7.01
12/31/2005	40.48	32.31	8.17
12/31/2004	36.45	32.35	4.10
12/31/2003 (a)	34.71	31.29	3.42
12/31/2002 (a)	37.80	32.03	5.77
Average in Place Base Minimum Rent in Dollars

	Consolidated	Unconsolidated
6/30/2006	$33.65	$36.63
6/30/2005	32.37	35.84
12/31/2005	33.29	36.25
12/31/2004	32.71	35.67
12/31/2003 (a)	28.37	32.63
Occupancy Cost as a % of Sales

	Consolidated	Unconsolidated	Company
6/30/2006	12.5%	12.3%	12.5%
6/30/2005	10.1%	12.2%	10.7%
12/31/2005	12.1%	11.7%	12.0%
12/31/2004	12.5%	13.0%	12.7%
12/31/2003 (a)	11.4%	12.4%	11.8%

(a)	Data excludes the TRCLP portfolio, acquired November 12, 2004.

GENERAL GROWTH PROPERTIES, INC.
REAL ESTATE NET OPERATING INCOME BY GEOGRAPHIC AREA AT SHARE
(dollars in thousands)

	June 30, 2006		June 30, 2005
	YTD	% of Total	YTD	% of Total
West
Alaska, Arizona, California, Colorado, Hawaii, Idaho, Montana, Nevada, New Mexico, Oregon, Utah, Washington, Wyoming	$386,976	35.1%	$347,005	33.9%

North Central
Illinois, Iowa, Kansas, Minnesota, Missouri, Nebraska, North Dakota, South Dakota, Wisconsin	138,500	12.6%	125,280	12.2%

South Central
Arkansas, Louisiana, Oklahoma, Texas	120,381	10.9%	108,744	10.6%

Northeast
Connecticut, Delaware, Indiana, Kentucky, Maine, Maryland, Massachusetts, Michigan, New Hampshire, New Jersey, New York, Ohio, Pennsylvania, Rhode Island, Vermont, Virginia, West Virginia	304,272	27.5%	299,052	29.3%

Southeast
Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee	153,073	13.9%	143,765	14.0%

TOTAL (a)	$1,103,202	100.0%	$1,023,846	100.0%

Real Estate NOI by Geographic Area at Share
for the six Months Ended 6/30/06

GENERAL GROWTH PROPERTIES, INC.
LEASE EXPIRATION SCHEDULE AND LEASE TERMINATION INCOME AT SHARE
AS OF JUNE 30, 2006
(in thousands)
Lease Expiration Schedule (a) (b)

	Consolidated			Unconsolidated at Share (c)
	Base Rent	Square Footage	Rent/Sq. Ft.	Base Rent	Square Footage	Rent/Sq. Ft.
2006	$47,041	1,587	$29.64	$15,278	417	$36.64
2007	100,058	3,319	30.15	24,571	703	34.95
2008	105,659	3,256	32.45	24,282	667	36.40
2009	116,881	3,085	37.89	22,872	578	39.57
2010	125,466	3,410	36.79	26,909	644	41.78
2011	89,982	2,493	36.09	27,248	665	40.97
2012	102,728	2,649	38.78	24,308	571	42.57
2013	77,439	1,955	39.61	23,128	585	39.54
2014	78,678	2,138	36.80	22,283	593	37.58
2015	92,549	2,461	37.61	30,440	767	39.69
Subsequent	81,403	2,290	35.55	28,774	796	36.15

Total at share (b)	$1,017,884	28,643	$35.54	$270,093	6,986	$38.66

All Expirations	$1,017,884	28,643	$35.54	$553,132	14,266	$38.77

(a)	Excludes leases on Mall Stores of 30,000 square feet or more and tenants paying percentage rent in lieu of base minimum rent.

(b)	Includes retail properties except for community centers.

(c)	Expirations at share reflect the company’s direct or indirect ownership interest in a joint venture.
Retail Lease Termination Income at Share

	Three Months Ended		Year to Date
	June 30,		June 30,
	2006	2005	2006	2005
Consolidated	$1,515	$6,702	$18,755	$9,229
Unconsolidated	528	1,507	5,685	2,011

Total Termination Income at Share	$2,043	$8,209	$24,440	$11,240

New Developments, Expansions & Re-Developments

GENERAL GROWTH PROPERTIES, INC.
DEVELOPMENTS & EXPANSIONS
Approved Redevelopment/Expansion Projects (over $10 million)

			Forecasted
			Cost ($millions	Projected
Property	Description	Ownership %	at share)	Opening

Ala Moana Honolulu, HI	Nordstrom at Kapiolani and residential condominiums	100%	103.9	Q2 2008

Beachwood Mall Beachwood, OH	Relocate food court to second level and provide retail in existing food court	100%	23.9	Q1 2007

Boise Towne Square Boise, ID	Main entrance renovation and streetscape expansion, Borders, four retail tenants and a restaurant	100%	13.7	Q1 2007

Bridgewater Commons Bridgewater, NJ	Development of a 94 thousand sf lifestyle center	35%	14.2	Q4 2006

Carolina Place Pineville, NC	Lifestyle addition with an REI, Linens ‘N Things, Barnes & Noble and two restaurant outparcels; renovation of food court and restrooms; refurbishing of mall interior	50%	14.8	Q2 2007

Clackamas Town Center Portland, OR	Lifestyle addition including interior renovation and parking structure	50%	58.5	Q4 2007

Coastland Center Naples, FL	Streetscape and interior renovation	100%	44.5	Q4 2006

Cumberland Mall Atlanta, GA	Demolish old JCPenney along with a portion of parking lot and replace with Costco, buy vacant Macy’s space and convert to a one-level lifestyle center, and mall renovation	100%	66.2	Q4 2006

First Colony Sugarland, TX	Lifestyle addition with 19 retailers and four restaurants	50%	33.6	Q4 2006

Galleria at Tyler Riverside, CA	Addition of retail, restaurants, theater and parking structure	50%	35.1	Q4 2007

Lynnhaven Mall Virginia Beach, VA	Demolish Lord & Taylor building and develop new streetscape	100%	27.4	Q4 2007

Maine Mall South Portland, ME	Relocate Best Buy and David’s Bridal to the other side of the street and replace with a Crate & Barrel and additional retail	100%	32.8	Q3 2008

Mall of Louisiana Baton Rouge, LA	Rave Theater	100%	27.8	Q3 2006

North Star Mall San Antonio, TX	Renovation of mall interior and food court, including reconfiguration of the main court, new signage and exterior canopies	100%	22.6	Q3 2006

Park City Center Lancaster, PA	Interior renovation, including center court facades, addition of new facades at four major entrances, new flooring, lighting and graphics	100%	13.1	Q4 2006

Red Cliffs Mall St. George, UT	Sell Wal-Mart building to Dillard’s and construct a bookstore and outparcel buildings for a lifestyle center	100%	10.5	Q3 2007

Ridgedale Center Minnetonka, MN	Interior mall renovation	100%	11.8	Q4 2007

River Falls Mall Clarksville, IN	Purchase Wal-Mart and Dillard’s buildings, and add Bass Pro Shop, five big boxes and a theater	100%	76.8	Q2 2007

River Hills Mall Mankato, MN	Relocate Scheel’s All Sports and add Barnes & Noble	100%	16.7	Q1 2007

Southwest Plaza Littleton, CO	Redevelop Dillard’s building creating two big box spaces for Steve and Barry’s and Dick’s Sporting Goods	100%	16.5	Q4 2007

Towson Town Center Towson, MD	Remerchandising and build-out of second floor	35%	21.3	Q3 2008

Victoria Ward Centers Honolulu, HI	Multi-use project that will include a significant residential component	100%	170.1	Q4 2007

GENERAL GROWTH PROPERTIES, INC.
DEVELOPMENTS & EXPANSIONS
New Projects Under Construction

		Forecasted
		Cost ($ millions	Projected
Property	Description	at share)	Opening

Gateway Overlook Benson, MD	New development which includes shops, big box, and restaurants	59.7	Q1 2007

Lincolnshire Commons Lincolnshire, IL	Specialty center with restaurants	41.7	Q4 2006

Natick West Natick, MA	Expansion of existing Natick Mall to include two new anchors and 328 thousand sf of mall shop	194.0	Q3 2007

	Natick residential (initial phase)	35.5	Q3 2007

Otay Ranch Chula Vista (San Diego), CA	800 thousand sf open air lifestyle center	106.8	Q4 2006

Pinnacle Hills Promenade Rogers, AK	An open air hybrid center featuring Dillard’s and JCPenney department stores	77.2	Q4 2006

The Shops at Fallen Timbers Maumee (Toledo), OH	1.0 million sf open air lifestyle center featuring Dillard’s, one additional department store and a cinema	140.5	Q4 2007

The Shoppes at Palazzo * Las Vegas, NV	Expansion of Venetian	600.0	Q4 2007

Vista Commons Las Vegas, NV	99 thousand sf neighborhood shopping center in Summerlin	19.3	Q2 2007

*	GGP is not responsible for the construction costs and will purchase the property upon opening. The purchase price is based on a formula described in our SEC filings on Forms 10-K and 10-Q. The $600 million is the current estimate of initial purchase at closing.
New Projects in Pre-Development

			Possible
Property	Description	Ownership %	Opening

Allentowne Allen, TX	Develop an open air center on a 238 acre site with 1.1 million sf and 175 condos for sale	100%	Q4 2009

Bridges at Mint Hill Charlotte, NC	Development anchored by Belks and two other department stores	100%	Q3 2008

Circle T Westlake, TX	Development of a 1.3 million sf center	50%	Q2 2009

Circle T Power Center Westlake, TX	Develop a lifestyle center on a 150 acre site west of Circle T	50%	Q2 2008

Elk Grove Promenade Elk Grove, CA	1.3 million sf open air lifestyle center with retail, entertainment and big box components	100%	Q4 2008

RiverCrossing Macon, GA	Development of a 750 thousand sf center	50%	Q2 2008

Shops at La Cantera San Antonio, TX	Phase ll of the La Cantera project including the addition of Barnes & Noble, REI, five restaurants and a theater	75%	Q4 2008

Summerlin Center Las Vegas, NV	1.0 million sf center located in the center of the Summerlin community that will include four department stores and a strong mix of upscale retailers	100%	Q4 2008
Developments In Progress (dollars in thousands)

Consolidated	$518,188
Unconsolidated	303,156

Total Developments In Progress at June 30, 2006	$821,344